13. TERM FACILITY	12 Months Ended
Dec. 31, 2017
Term Facility
Note 14 - TERM FACILITY

In July 2015, the Company entered into a $10,000,000 term facility with Samsung C&T U.K. Limited (“Samsung”). Interest is charged on the facility at a rate of US dollar LIBOR (3 month) plus 4.75%, and the facility was to be repaid in 15 consecutive equal monthly instalments starting in June 2016. Pursuant to the agreement, in August 2015, Avino commenced selling concentrates produced during ramp advancement and ongoing evaluation and extraction at the Avino Mine on an exclusive basis to Samsung. Samsung pays for the concentrates at the prevailing metal prices for their silver, copper, and gold content at or about the time of delivery, less interest, treatment, refining, shipping, and insurance charges.

During the year ended December 31, 2017, the Company and Samsung agreed to amend the Company’s existing term facility by extending the repayment period. Repayments of the remaining balance will be made in 13 equal monthly instalments commencing in July 2018 and ending July 2019. The Company will sell the Avino Mine concentrates on an exclusive basis to Samsung until December 31, 2021.

The facility is secured by the concentrates produced under the agreement and by the common shares of the Company’s wholly-owned subsidiary Bralorne Gold Mines Ltd. The facility with Samsung relates to the sale of concentrates produced from the Avino Mine only and does not include concentrates produced from the San Gonzalo Mine that are sold to Samsung.

The continuity of the term facility with Samsung is as follows:

	December 31,	December 31,	January 1,
	2017	2016	2016
Balance at beginning of the period	$9,333,334	$10,000,000	$-
Proceeds	-	-	10,000,000
Repayments	(666,667)	(666,666)	-
Balance at end of the period	8,666,667	9,333,334	10,000,000
Less: Current portion	(4,000,000)	(4,666,667)	(4,666,667)
Non-current portion	$4,666,667	$4,666,667	$5,333,333